     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 2001

                                                      REGISTRATION NO. 333-92565

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                         -----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         -----------------------------

                                 NABISCO, INC.
             (Exact name of Registrant as specified in its charter)

              New Jersey                                   13-1841519
     (State or other jurisdiction                      (I.R.S. Employer
   of incorporation or organization)                  Identification No.)

                                 7 Campus Drive
                       Parsippany, New Jersey  07054-0311

                         -----------------------------

   (Address, including zip code of registrant's principal executive offices)

                                 Nabisco, Inc.
                           Deferred Compensation Plan

                         -----------------------------

                            (Full title of the Plan)

                            Calvin J. Collier, Esq.
                                 Nabisco, Inc.
                                 7 Campus Drive
                       Parsippany, New Jersey  07054-0311
                                 (973) 682-5000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         -----------------------------

                                With a copy to:
                             Jerry E. Whitson, Esq.
                               Hunton & Williams
                                200 Park Avenue
                         New York, New York  10166-0136
                                 (212) 309-1060

                              PURPOSE OF AMENDMENT

                    Removal of Securities from Registration

     The Registrant registered $43,778,124 in Deferred Compensation Obligations to be offered in accordance with the terms of the Nabisco, Inc. Deferred Compensation Plan under this Registration Statement on Form S-8 (the "Registration Statement"). The Registrant was acquired on December 11, 2000, by Kraft Foods North America, Inc., into which the Registrant will be merged. Pursuant to the undertakings in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of a post-effective amendment to the Registration Statement, any of the securities registered under the Registration Statement that remain unsold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northfield, State of Illinois, on June 27, 2001.

                             NABISCO, INC.

                                       /s/ John F. Mowrer, III
                             By: ___________________________________
                                 Name: John F. Mowrer, III
                                 Title: Vice President, Treasurer and Controller

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                               TITLE                             DATE
          ---------                               -----                             ----

/s/ Michael B. Polk                 President and Chief Executive Officer         June 27, 2001
------------------------------      (principal executive officer)
    Michael B. Polk


/s/ John F. Mowrer, III            Vice President, Treasurer and Controller       June 27, 2001
------------------------------     (principal financial and accounting
    John F. Mowrer, III                       officer)


/s/ Calvin J. Collier                                                             June 27, 2001
------------------------------                Director
    Calvin J. Collier


/s/ Edward J. Moy                                                                 June 27, 2001
------------------------------                Director
    Edward J. Moy
